                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No. ___)


Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ x ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
     12

                           REDWOOD MICROCAP  FUND, INC.
          -----------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

       Neuman & Drennen, LLC, 1507 Pine Street, Boulder, Colorado  80302
    ----------------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:__
     2)   Aggregate number of securities to which transaction applies: ____
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ________________________________________________
     4)   Proposed maximum aggregate value of transaction: ________________
     5)   Total fee paid: ________________________________________

[ ]  Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: _______________________________________
     2)   Form, Schedule or Registration Statement No.: _________________
     3)   Filing Party: _________________________________________________
     4)   Date Filed: ___________________________________________________

                          REDWOOD MICROCAP FUND, INC.
                            11 Sundial Circle, #17
                            Carefree, Arizona 85377

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the Shareholders of Redwood MicroCap Fund, Inc. (respectively the "Shareholders" and the "Fund") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on ____________________, 2000 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the election of three (3) Directors of the Fund, FOR the ratification of STOCKMAN KAST RYAN & SCRUGGS, a Professional Corporation, as the Fund's independent certified public accountant for the fiscal years ending March 31, 1998, 1999, 2000 and 2001, FOR the proposal of the Fund's Board of Directors to change the Fund's state of incorporation from Colorado to Delaware and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

     In the event the Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Meeting.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about ____________________, 2000, to Shareholders eligible to vote at the Meeting. A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended March 31, 2000, was mailed to Shareholders prior to the mailing of this Proxy Statement. The Company will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report succeeding the Annual Report to a shareholder upon request made by mail or by collect telephone call directed to R. Stanley Pittman, 6180 Lehman Drive, Suite 103, Colorado Springs, Colorado 80918, Telephone (719) 593-2111.

     The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Company. The Company may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

     Only Shareholders of record as of the close of business on ______________, 2000 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of the Record Date, the Company had outstanding 2,412,000 shares of common stock ("shares").

         SUMMARY OF PROPOSALS TO BE DECIDED AT THE 2000 ANNUAL MEETING

     The following summary of the proposals to be voted upon at the 2000 Annual Meeting is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement.

     1.   Proposal No. 1 - Election of Directors.
          --------------------------------------

          The Directors of the Fund have voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of the Shareholders and until their successors are elected and qualified. The persons named in the accompanying form of Proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the following nominees:

          1.   John C. Power,

          2.   Joseph O. Smith, and

          3.   J. Andrew Moorer

          All nominees have consented to stand for election and to serve if elected. If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. (See "Proposal No. 1.")

     2.   Proposal No. 2 - Selection of Independent Public Accountants for the
          Fund.
          ----------------------------------------------------------------

          The Board of Directors of the Fund has approved the selection of the firm of Stockman Kast Ryan & Scruggs, PC ("SKR&S") as independent accountants for the Fund for the fiscal year ending March 31, 1998, 1999, 2000 and 2001. SKR&S has examined and reported on the Annual Report to Shareholders for the past four (4) fiscal years as well as provided services related to filings made with the Securities and Exchange Commission. The selection of SKR&S is hereby being submitted to the Shareholders for ratification at the Annual Meeting. (See "Proposal No. 2.")

     3. Proposal No. 3 - Approval or Disapproval of a Change in the Fund's State of Incorporation From Colorado to Delaware.
          --------------------------------------------------------------

          The Board of Directors of the Fund believe that certain tax and other legal advantages can be obtained by changing the Fund's state of incorporation from Colorado to Delaware. (See Proposal No. 3)

                                  THE COMPANY


     1.   Background
          ----------

          The Fund is currently a diversified, close-end management investment company which was incorporated under the laws of the State of Colorado on January 24, 1984. Initially, the Fund was operated as an "investment company" because it was engaged in the business of investing, reinvesting, owning, holding and trading in securities, and owned securities having a value exceeding 40% of the value of the Fund's total assets. The Fund was also deemed to be a "diversified" investment company because at least seventy-five percent (75%) of the value of the Fund's assets were represented by cash and cash items and securities of issuers which did not constitute more than five percent (5%) of the value of the total assets of the Fund, or more than ten
percent (10%) of the voting securities of the issuer in question.   As a
result, the Fund was registered with the Securities and Exchange Commission as a diversified, closed-end management investment company subject to regulation under the Investment Company Act of 1940, as amended (the "Act") and rules and regulations promulgated thereunder.

          At the Fund's Annual Meeting of Shareholders held August 10, 1992 (the "1992 Annual Meeting"), the Fund's Board of Directors proposed, and the Fund's shareholders approved, a change in the nature of the Fund's business so that the Fund would cease to be an investment company. Specifically, among other things, the Fund's shareholders approved certain revisions of the Fund's then existing investment policies and regulations, which eliminated the 75% Asset Requirement and, upon implementation, authorized the Fund to concentrate the Fund's assets in one or several operating businesses. The Fund has been engages in a strategy to convert from an investment company to an operating company.

     2.   Investment Objectives and Policies Following the 1992 Annual Meeting
          ------------------------------------------------------------

          a.   Investment Objectives.

               The investment objective of the Fund following the 1992 Annual Meeting is long-term capital appreciation resulting from concentration of the Fund's assets in several operating businesses that are familiar to the Fund's management, and the participation of the Fund's management in the operation of these businesses. Following the 1992 Annual Meeting, and consistent with its investment objective, the Fund's Board of Directors redirected its assets into the acquisition and development of wholly-owned and majority-owned operating companies and subsidiaries. Those efforts have consisted of certain real estate related activities; the construction, acquisition and/or operation of nine radio stations in California: and which is engaged in the acquisition and operation of TDP Energy Company (herein after "TDP"), in the operation and management of numerous oil and gas properties.

          b.   Fundamental Policies.

               The Fund may not issue equity securities, which grant the holders preferential rights over the holders of the common stock as to payment of dividends or the distribution of assets upon the liquidation of the Fund.

               The Fund may not purchase or sell commodities or commodity contracts.

               The Fund may invest in "restricted securities" which generally may not be sold without registration under the Securities Act of 1933, as amended. In addition, the Fund does not underwrite securities of issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

               The Fund may not purchase call options or sell puts except to hedge a long position.

               Except as set forth above and/or as prohibited by the 1940 Act, since the shareholder action at the 1992 Annual Meeting, the Fund may make any investment, acquisition or series of investments and/or acquisitions that the Board of Directors believes to be in the Fund's best interest, including investments undertaken for the purpose of obtaining management and/or control of the issuer. The Fund is also authorized to make such loans as the Board of Directors, in its sole discretion, deems beneficial to the Fund, including short-term "bridge" loans. A "bridge" loan is a loan made to an issuer preparing to register and market an issue of securities, generally for the first time. Bridge loans are commonly considered extremely risky because there can be no assurance that the borrower will successfully register or market its securities, and consequently the borrower may not be able to repay the bridge loan. On the other hand, such bridge loans may often be made at attractive rates of interest to the Fund, and may enable the Fund to negotiate for the purchase of securities of the borrower at favorable prices. In addition to the foregoing, the Fund is also authorized to purchase, sell, operate and manage all types of real estate, borrow money and pledge Fund assets, all in the discretion of the Board of Directors of the Fund.

     3.   Investment Advisory and Other Services
          --------------------------------------

          The Fund currently operates on a self-directed basis, without the counsel and advise of an investment advisor, as permitted by the 1940 Act. Operating on a self-directed basis, the Fund no longer utilizes the services of an investment advisor. Instead, the Board of Directors of the Fund, through the Fund's Advisory Committee and Investment Committee, currently manages the investment operations of the Fund, and otherwise provides the services typically performed by an investment advisor. (See generally "Proposal No. 1 Meetings and Committees of the Board of Directors - Appraisal Committee and Investment Committee.")

     4.   Current Brokerage Allocation and Other Practices
          ------------------------------------------------

          To the extent the Fund continues to invest in the securities of issuers that are not wholly or majority-owned subsidiaries of the Fund, the policy of the Fund is to obtain the best security price available. In so doing, the Fund will assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer's services. Where commissions paid reflect services furnished in addition to execution, the Fund can demonstrate that such services were bona fide rendered for the benefit of the Fund. The selection of broker/dealers by the Fund will depend on some or all of the following practice: (i) the broker/dealer's research capabilities, including monthly newsletters, reports, evaluations of securities in which the broker/dealer makes a market and evaluations of other issuers; (ii) the broker/dealer's history of bringing new issues to market;
(iii) the broker/dealer's subsequent support of new issues which it has brought to the market; (iv) broker/dealers which indicate an interest in giving the Fund the best bid and best asked prices on other securities transactions; and (v) the broker/dealer's general business reputation and "back office" efficiency. Notwithstanding the foregoing however, persons acting on behalf of the Fund are not authorized to pay one broker/dealer more than another because of brokerage or research services provided by the broker/dealer. The Fund has not directed any brokerage transactions through any broker/dealer because of research services offered by a broker/dealer. Research services furnished by a broker/dealer through which the Fund affects the securities transactions may be used by the Fund in servicing all of its accounts.

     5.   Custodian, Transfer Agent and Dividend-Paying Agent
          ---------------------------------------------------

          U.S. Bank acts as the Fund's custodian for assets of the Fund. American Securities Transfer acts as the Fund's dividend-paying agent, transfer agent and registrar.

     6.   Security Ownership of Certain Beneficial Owners and Management
          ---------------------------------------------------------------

          The following table sets forth as of May 1, 2000, certain information with respect to the ownership of the Fund's common stock by (i) each of the Fund's directors, (ii) shareholders known by the Fund to own beneficially more than five percent (5%) of the outstanding common stock of the Fund, and (iii) all officers and directors of the Fund as a group. Each beneficial owner of the Fund's common stock listed below has sole investment and voting power of the shares that he beneficially owns.


                                Shares of Common Stock
                                  Beneficially Owned     Percent of Class
     Name and Address              As of May 1, 2000    Beneficially Owned
     ----------------           ----------------------  ------------------

     John C. Power                     1,025,331               42.5%
     11 Sundial Circle, #17
     Carefree, Arizona 85377

     J. Andrew Moorer                     -0-                   0%
     11 Sundial Circle, #17
     Carefree, Arizona 85377

     Joseph O. Smith                     8,000                  nil
     16915 John Telfer Drive
     Morgan Hill, CA  95037

     Directors and Officers
     as a group (3 persons)            1,033,331               42.8%


     7.   Voting Intentions of Certain Beneficial Owners and Management
          -------------------------------------------------------------

          To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, and Proposal No. 3 require the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act (the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Ratification of Proposal No. 4 requires the affirmative vote of 2/3rd of the shares entitled to vote thereon. Mr. John C. Power and the Fund's directors and officers have advised the Fund that they will vote the shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares total 1,033,331 shares and represent 42.8% of the outstanding common stock of the Fund.

     8.   Additional Information
          ----------------------

          The Fund is subject to the informational requirements of the 1934 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information concerning the Company can be inspected and copied (at prescribed rates) at the Commission's Public Reference Rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information regarding the Public Reference Rooms. You can also obtain copies of our Commission filings by going to the Commission's website at http://www.sec.gov.

                    PROPOSAL NO. 1:  ELECTION OF DIRECTORS

          It is the recommendation of management that the Board of Directors for the coming year and, until their successors have been duly elected and qualified, consists of three members. Cumulative voting in the election of Directors is not authorized by the Articles of Incorporation. The persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the three nominees listed below as directors of the Fund to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.
All nominees have consented to stand for election and to serve if elected. If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

          1.  Information Concerning Nominees
              -------------------------------

              The following table sets forth certain information about the nominees for election as directors:


                         Principal Occupation     Shares Beneficially
    Name, Age and        During Past Five Years      Owned As Of
  Office With Fund       and Current Affiliations     May 1, 2000
-----------------------  ------------------------ ------------------

John C. Power, 37,       Mr. Power has served as       1,025,331 shares
Director since May,      a Director of the Fund since  42.5%
1989, President since    May, 1989 and as 1989
February 28, 1992        President and Chief
                         Executive Officer of the
                         Fund since February, 1992.
                         In addition, Mr. Power
                         serves as President of TDP
                         Energy Company, a minority-
                         owned subsidiary of the
                         Fund, President of Four
                         Rivers Broadcasting, Inc., a
                         wholly-owned subsidiary of
                         the Fund, a Director of Palo
                         Verde Group, Inc., a wholly-
                         owned subsidiary of the
                         Fund, President of Alta
                         California Broadcasting,
                         Inc., a majority-owned
                         subsidiary of the Fund, and
                         is Managing Member of
                         Wyoming Resorts, LLC, a
                         limited liability company
                         controlled by the Fund.  He
                         is also a Director of
                         Redwood Energy, Ltd., an
                         energy company that trades
                         on the Vancouver Stock
                         Exchange under the symbol
                         "RWD."  In addition, he was
                         a Director of Guardian
                         Technologies International,
                         Inc. from 1997 to 1999 and
                         has served since 1998 as
                         Managing Member of Sea Ranch
                         California, LLC, a
                         California limited liability
                         company which owns and
                         operates a resort in Sonoma
                         County, California.  From
                         June, 1995 until December
                         31, 1998, Mr. Power has also
                         served as President, Chief
                         Executive Officer and
                         Chairman of the Board of
                         Redwood Broadcasting, Inc.
                         ("RBI"), a publicly traded
                         company involved in radio
                         broadcasting.  Since
                         November 1996, Mr. Power has
                         been the Managing Member of
                         Northern Lights
                         Broadcasting, L.L.C., a
                         limited liability company
                         engaged in the development
                         of radio stations in Montana
                         and North Dakota.  From
                         November 1996 until June 5,
                         1998, Mr. Power was
                         President of Power Surge,
                         Inc. Mr. Power has also
                         served as President of Power
                         Curve, Inc., a private
                         investment and consulting
                         firm since 1986, and as an
                         officer and director of
                         Signature Wines of Napa
                         Valley, Inc. from September,
                         1995 to June 1996.
                         Signature Wines is engaged
                         in the resale and marketing
                         of wines through a private
                         label program.  From March,
                         1994 to September, 1995, Mr.
                         Power served as a general
                         partner of Signature Wines,
                         a California general
                         partnership, a predecessor
                         entity of Signature Wines of
                         Napa Valley, Inc.  He was a
                         director of AirSoft
                         Corporation, a manufacturer
                         of network communications
                         software and systems, from
                         1993 to  June 1996.  Mr.
                         Power received his formal
                         education at Occidental
                         College and at the
                         University of California at
                         Davis.

J. Andrew Moorer, 37,    Mr. Moorer has served as a    0 Shares
Director since Decem-    Director of the Fund since    0%
ber, 1993, Chief         December, 1993, and was Chief
Financial Officer since  Financial Officer of the Fund
July, 1994               from July, 1994 until
                         February, 1999.  Mr. Moorer
                         also serves as President and
                         a Director of Guardian
                         Technologies International,
                         Inc. (Nasdaq: GRDN), a
                         manufacturer of soft armor
                         products and structural
                         steel manufacturing.  Mr.
                         Moorer has also served as
                         RBI's Chief Financial
                         Officer, Secretary,
                         Treasurer, and as a member
                         of the RBI's Board of
                         Directors from June, 1995
                         until December 31, 1998.
                         From May, 1990 to May 1994,
                         Mr. Moorer held the position
                         of Chief Financial Officer
                         of Applied Research
                         Corporation, a large,
                         publicly traded, scientific
                         research and development
                         company based in Landover,
                         Maryland.  From March, 1987
                         to May, 1990, Mr. Moorer was
                         employed as a business
                         analyst with Compudyne
                         Corporation, a defense
                         electronics manufacturer
                         located in Annapolis,
                         Maryland.  Prior to
                         accepting employment with
                         Compudyne, Mr. Moorer was
                         employed as a Certified
                         Public Accountant with the
                         international accounting
                         firm of Coopers & Lybrand
                         where he worked in the Audit
                         and Emerging Business
                         Services Group from January,
                         1985 to March, 1987.  Mr.
                         Moorer received his formal
                         education at Loyola College,
                         Baltimore, Maryland.

Joseph O. Smith, 57,     Mr. Smith has served as a     8,000 Shares
since May, 1985          Director of the Fund since    nil %
                         May, 1985.  Mr. Smith also
                         served as a Director of
                         Combined Penny Stock Fund,
                         Inc. from May 1985 to
                         February 28, 1992, and has
                         been an Engineering Manager
                         with National SemiConductor
                         (manufacturer) since August
                         1985.


     2.   Meetings and Committees of the Board of Directors
          -------------------------------------------------

          a.   Meetings of the Board of Directors

               The Board of Directors met four times during the fiscal year ended March 31, 2000. Each incumbent director attended each meeting of the Board of Directors, either in person or by telephone conference.

          b.   Appraisal Committee

               The Board has established an Appraisal Committee which reviews all transactions with respect to execution price and brokerage commissions, to determine if the Fund is receiving "the best execution." The Appraisal Committee also proposes to the Board appropriate methods of evaluation for securities that are not publicly traded or are otherwise subject to restrictions upon transfer. Evaluations for such securities are determined in good faith by the Fund's Board of Directors. During the year ended March 31, 2000, the Appraisal Committee consisted of John C. Power and J. Andrew Moorer. The Appraisal Committee meets immediately following the close of each month. During the fiscal year ended March 31, 2000, the Appraisal Committee met twelve times. All members of the Appraisal Committee attended each meeting either in person or by telephone conference.

          c.   Investment Committee

               The Board has established an Investment Committee to approve all stock transactions considered by the Fund. During the fiscal year ended March 31, 2000, the Investment Committee members were John C. Power and J. Andrew Moorer.

          d.   Other Committees

               There are no standing audit, compensation or nominating committees of the Board. The foregoing notwithstanding, J. Andrew Moorer, the Fund's Chief Financial Officer, has been charged with the responsibility of maintaining all journals and ledgers which the Act, and the rules and regulations promulgated thereunder, require the Fund to maintain.

     3.   Remuneration and Executive Compensation

               The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to all directors of the Fund, and for each of the three (3) highest-paid executive officers that have aggregate compensation from the Fund for the most recently completed fiscal year in excess of $100,000.00.


  ---------------------------------------------------------------------------
                              COMPENSATION TABLE
  ---------------------------------------------------------------------------
Name of          Aggregate  Pension or     Estimated      Total
Person,        Compensation Retirement      Annual    Compensation
Position                     Benefits    Benefits Upon  From Fund
                              Accrued     Retirement    and Fund
                              As Part                    Complex
                              of Fund                    Paid to
                             Expenses                   Director
  ---------------------------------------------------------------------------
John C. Power,   $92,000        -0-           -0-       $92,000
President, CEO
and Director

J. Andrew Moorer, $2,000        -0-           -0-        $2,000
CFO and Director

Joseph O. Smith,  $3,000        -0-           -0-        $3,000
Director
  ---------------------------------------------------------------------------


          No other executive officer of the Fund received compensation during the fiscal year ended March 31, 2000 in excess of $100,000.

          All officers and employees of the Company are eligible to participate in the Company's group health and dental insurance plan. The Company currently has no written employment agreements with any of its executive officers. The Company has not implemented any stock option, stock bonus, incentive stock option or other similar plans; although the Company may consider the implementation of such plans in the future.

     4.   Pending Legal Proceedings
          -------------------------

          During 1994, 1995 and 1996, the Fund and John C. Power, a Director and President of the Fund, received several requests from the Securities and Exchange Commission (the "Commission") to produce documents covering numerous transactions involving Mr. Power, the Fund and other parties. In September, 1996, Mr. Power was notified by Commission's staff that it intends to request that the Commission commence an administrative proceeding against Mr. Power and others based upon certain transactions in securities of issuers other than the Fund. The Fund did not receive any such notification. Mr. Power has responded to the Commission with a written submission which sets forth why there exists no basis in fact or law for such a proceeding. In September, 1998, the Commission brought an administrative action against Mr. Power and other third parties. The matter went to administrative hearing in November, 1998; and to date, no ruling has been rendered by the Commission on the matter. It is impossible to predict whether the staff will recommend a proceeding against Mr. Power, and if such a recommendation is made, whether the Commission will authorize the institution of a proceeding. If a proceeding is instituted against Mr. Power, there can be no assurance that such a proceeding will not have an adverse impact upon Mr. Power and, indirectly, an adverse impact upon the Fund's financial condition or operating results.

          In 1999, the Fund was audited by the Commission and as a result of the audit received a deficiency notification. The deficiency notification outlined various areas in which the Commission claims the Fund either deviated from applicable regulatory requirements or otherwise violated federal securities laws. The Fund has responded to the deficiency letter and is awaiting notification of what, if any, additional action the Commission may take in the matter.

          Other than the foregoing, during the last five (5) years no director or officer of the Company has:

               (1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time;

               (2) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

               (3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily, enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities or banking activities; or

               (4) been found by a Court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgement has not been reversed, suspended, or vacated.

     5.   Certain Relationships and Related Transactions
          ----------------------------------------------

          During fiscal 2000, the Fund made advances to several affiliated companies. At March 31, 2000, the Fund had outstanding advances receivable from affiliates of $953,000 including an advance receivable from Wyoming Resorts, LLC of $915,000; although for accounting purposes the receivable was reduced by a valuation allowance of $220,000, and as a result is reflected on the accompanying financial statements at $733,000. The advances have no repayment terms and bear interest of eight percent (8%) per annum.

          The Fund has unsecured advances with several affiliates which are non-interest bearing and payable on demand. It has advances payable to TDP Energy Company and California Progressions, Inc. in the amounts of $145,037 and $80,407, respectively.

          The Fund has provided a corporate guarantee of a commercial loan obtained by Wyoming Resorts, LLC with a commercial lender. The loan had an outstanding balance of $985,000 at March 31, 2000. In addition, the Fund has guaranteed a commercial loan obtained by Palo Verde Group, Inc. , a wholly-owned subsidiary, with a commercial lender. The outstanding balance on this indebtedness at March 31, 2000 was $113,000.

          In addition, the Fund has guaranteed a commercial loan obtained by Kapell Valley Vineyard, LLC, an affiliate of Wyoming Resorts, LLC, a limited liability company controlled by the Fund. The amount outstanding at March 31, 2000 on this commercial loan was $1,500,000.

          The Fund has provided a working line of credit to Wyoming Resorts, LLC in the amount of $800,000. The borrowing limit on that line of credit was increased to $1,000,000 after the end of fiscal 2000. The amount outstanding under this line of credit at March 31, 2000 was $915,000.

     6.   Compliance with Section 16(a) of the Exchange Act.
          --------------------------------------------------

          Under the Securities Laws of the United States, the Fund's Directors, its Executive (and certain other) officers, and any persons holding more than ten percent (10%) of the Fund's common stock are required to report their ownership of the Fund's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Fund is required to report in this Report any failure to file. Based upon information provided to the Fund, all of these filing requirements were satisfied by its Officers and Directors and ten percent holders as of March 31, 2000.

     7.   Voting Requirement
          ------------------

          Election of the nominees as directors requires the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Act (the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                   THE ELECTION OF THE NOMINEES AS DIRECTORS


   PROPOSAL NO. 2:  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND

          The Board of Directors of the Fund approved the selection of the firm of Stockman Kast Ryan & Scruggs, P.C. ("SKR&S") as independent accountants for the Fund for the fiscal year ending March 31, 1998, 1999, 2000 and 2001. Said selection is hereby being submitted to the Shareholders for ratification at the Annual Meeting.

          The professional services of SKR&S to the Fund have included examination of and reporting on the Annual Report to Shareholders for the past four (4) fiscal years and services related to filings made with the Securities and Exchange Commission.

          Approval of the selection of the firm of SKR&S requires the affirmative vote of a majority of the Fund's outstanding voting securities which mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares.

          If such appointment is not approved by the shareholders, it would be unlawful for the Fund to file with the United States Securities and Exchange Commission any financial statement signed or certified by SKR & S, and new independent certified public accountants would have to be appointed and the appointment submitted to shareholders for approval.

          A representative of SKR&S is not expected to be present at the Annual Meeting. However, should a representative of SKR&S attend the Annual Meeting, the representative may make a statement if desired and will be given an opportunity to respond to appropriate questions. The firm of SKR&S does not have any direct or indirect financial interest in the Fund.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
    THE RATIFICATION OF THE SELECTION OF STOCKMAN KAST RYAN & SCRUGGS, P.C.
                AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND
            FOR THE YEAR ENDING MARCH 31, 1998, 1999, 2000 AND 2001


  PROPOSAL NO. 3:  APPROVAL OF A CHANGE OF THE FUND'S STATE OF INCORPORATION
                           FROM COLORADO TO DELAWARE

     The Board of Directors of the Fund is recommending the Fund's state of incorporation be changed from Colorado to Delaware. As a Colorado corporation, the Fund's net income is subject to state income tax now that its net operating loss carry forward has been entirely utilized. As the Fund's executive officer, residing in the state of Arizona, there is no longer any logical nexus with the state of Colorado and only the disadvantage of subjecting the Fund's net income to state taxation. The state of Delaware imposes no corporate income tax. Accordingly, a change of the Fund's state of domestication to Delaware will eliminate the burden of future state income taxation.

DELAWARE REDOMESTICATION

     For reasons set forth below, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders that the Company redomesticate under the laws of the State of Delaware ("Redomestication"). If the Redomestication is approved by the Company's shareholders at the annual meeting and subsequently consummated by the Company, the Company will become a corporation chartered under the Delaware General Corporation Law ("DGCL"), rather than the Colorado Business Corporations Act ("CBCA"). All other rights, properties, privileges and franchises of the Company will continue unaltered and the rights of security holders in the Company will only be altered insofar as differences between the DGCL and CBCA discussed below. Furthermore, the Company will continue to be a fully reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the Company's securities will continue to be traded in the manner theretofore traded on the over-the-counter market and quoted on the OTC Electronic Bulletin Board.

Background and Mechanics of Redomestication

     If approved by the Company's shareholders and subsequently consummated, the Redomestication will be accomplished by merging the present company (for purposes of this discussion referred to as "Redwood - Colorado") into a newly formed Delaware corporation ("Redwood - Delaware"), with Redwood - Delaware to be the surviving corporation. The statutory merger will be accomplished pursuant to applicable provisions of the DGCL and CBCA.

     In order to consummate the Redomestication the Company will form and organize Redwood - Delaware which will be a wholly owned subsidiary of Redwood - Colorado. As a result of the merger affecting the Redomestication, Redwood - Colorado will merge with and into Redwood - Delaware and thereafter cease to exist, the current outstanding shares of Common Stock of Redwood - Delaware will be canceled and all outstanding securities of Redwood - Delaware immediately prior to the effective time of the merger (the "Effective Time") will be deemed automatically converted into an equal number of identical securities of Redwood - Delaware.

Closing; Effective Time

     The closing of the transactions contemplated by the Redomestication will take place as soon as practicable (but in no event later than two business days) after all conditions to the Redomestication under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger for the DGCL and Articles of Merger will be filed with the Secretary of State of Colorado under the CBCA.

Exchange of Certificates

     From and after the Effective Time, all securities issued by Redwood - Colorado shall be deemed automatically converted into an equal number of identical securities of Redwood - Delaware. Except for shares of the Company's Common Stock which are traded on the over-the-counter market, all other certificated securities of Redwood - Colorado should be retained by the holders thereof and need not be exchanged for certificates representing the securities of Redwood - Delaware into which they have been converted.

     With respect to outstanding shares of Common Stock of Redwood - Colorado, the Company will engage the services of an exchange agent which will mail transmittal instructions and a form of letter of transmittal to each holder of Redwood - Colorado Common Stock immediately prior to the Effective Time. The transmittal instructions will describe the procedures for surrendering certificates that, prior to their Redomestication, represented Redwood - Colorado Common Stock, in exchange for certificates evidencing Redwood - Delaware Common Stock. The form of letter of transmittal will specify that delivery will be effected only upon actual delivery of the Redwood - Colorado certificates to the exchange agent. Upon surrender of the Redwood - Colorado certificates for cancellation to the exchange agent, together with a duly executed letter of transmittal and such other documents as the exchange agent may reasonably require, such Redwood - Colorado certificates will be canceled and the holder will receive a Redwood - Delaware certificate representing an equal number of shares of Common Stock of Redwood - Delaware.

     Neither the exchange agent nor any party to the Redomestication will be liable to any Redwood - Colorado stockholder who fails to transmit for cancellation their certificate representing shares of Common Stock of Redwood -
 Colorado in exchange for a new certificate representing an identical number of shares of Common Stock of Redwood - Delaware.

Certificate of Incorporation

     On the Effective Time of the Redomestication, the Certificate of Incorporation of Redwood - Delaware immediately prior to the Effective Time shall continue to be operative without amendment or modification. Similarly, the Bylaws of Redwood - Delaware in effect immediately prior to the Effective Time shall continue in full force and effect thereafter without amendment or modification.

     Except for matters controlled exclusively by the provisions of the DGCL, the only substantive difference between the operative provisions of the Articles of Incorporation of Redwood - Colorado, as amended and existing immediately prior to the Effective Time, and the operative provisions of the Certificate of Incorporation of Redwood - Delaware, provides, inter alia, that the authorized capital of that corporation shall consist of 150,000,000 shares of Common Stock, $.001 par value, and 50,000,000 shares of Preferred Stock, $.001 par value. The authorized capital of Redwood - Colorado consists of 150,000,000 shares of Common Stock, $.001 par value, and 50,000,000 shares of Preferred Stock, $.01 par value. The change in authorized capitalization for Redwood - Delaware was undertaken in order to mitigate the impact of the corporation's authorized capitalization on its annual liability to pay Delaware franchise tax. However, the increase in authorized number of shares of Preferred Stock could be used by the Company's Board of Directors, without further Shareholder approval, to issue one or more additional series of Preferred Stock granting to the holders thereof greater voting rights or other privileges senior to the rights of holders of the Company's Common Stock which could be used as a deterrent to hostile takeover attempts or otherwise thwart efforts to effect a change of control of the Company.

Directors and Executive Officers

     Immediately after the Effective Time, the Directors and Executive Officers of Redwood - Delaware shall be the same persons holding the same positions as held with Redwood - Colorado immediately prior to the Effective Time.

Redwood - Colorado Common Stock Options

     At the Effective Time, Redwood - Colorado has and will have no outstanding exercisable Common Stock Options.

Option Plans

     At the Effective Time, Redwood - Colorado does not have and will not have adopted any Equity Incentive Plan or other stock option plan.

Redwood - Colorado Warrants

     At the Effective Time, Redwood - Colorado will not have outstanding any exercisable warrants to purchase shares of Common Stock.

Redwood - Colorado Convertible Preferred Stock

     At the Effective Time, Redwood - Colorado will have issued and outstanding no shares of Preferred Stock of any series or class.

Conditions to the Redomestication

     Consummation of the merger and the Redomestication are subject to the satisfaction of various conditions, including, without limitation: (i) the approval and adoption of the Merger Agreement and the Redomestication of the by the requisite vote of the stockholders of Redwood - Colorado, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger,
(iii) the approval for quotation on the OTC Electronic Bulletin Board of the shares of Common Stock of Redwood - Delaware immediately upon the Effective Time, (iv) no Redwood - Colorado security holders shall have exercised appraisal rights in accordance with the CBCA, or, at the discretion of the Board of Directors, Redwood - Colorado shall have been able to resolve the claims of any Redwood - Colorado security holder who shall have exercised such appraisal rights in accordance with applicable legal requirements; and (v) no event shall have occurred that has or would result in the triggering of any right or entitlement of any security holder of Redwood - Colorado that would not have been triggered absent the consummation of the Merger and Redomestication.

Termination

     The Merger and Redomestication may be terminated and abandoned prior to the Effective Time by action of the Board of Directors of Redwood - Colorado for any reason whatsoever, whether or not the Merger and Redomestication have been approved by the requisite vote of the security holders of Redwood - Colorado prior to such termination.

Listing of New Shares of Redwood - Delaware Common Stock on the OTC Electronic Bulletin Board

     Consummation of the Merger and the Redomestication of Redwood - Colorado under the DGCL will result in Redwood - Delaware being deemed a"successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act. As the result, the shares of Common Stock of Redwood - Delaware shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of Common Stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the Merger, the Company will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Redwood - Delaware as the successor issuer. As the result, the shares of Common Stock of Redwood
- Delaware following the Merger will be deemed automatically qualified for secondary trading on the OTC Electronic Bulletin Board.

Appraisal Rights

     If the Merger becomes effective, a holder of Redwood - Colorado Common Stock who does not vote in favor of the Merger and who follows the procedures prescribed under Colorado law may require Redwood - Delaware as the surviving corporation to pay the "fair value", determined as provided under the CBCA, for the shares held by such stockholder. The following is a summary of certain features of the relevant sections of the CBCA, the provisions of which are set forth in full in Annex I hereto, and such summary is subject to and qualified in its entirety by reference to such law. In order to exercise such statutory appraisal rights, strict adherence to the statutory provisions is required, and each stockholder who may desire to exercise such rights should carefully review and adhere to such provisions. Any holder of Redwood - Colorado Common Stock who votes in favor of the Merger, or is deemed to vote in favor of the Merger (by, for example, returning a signed proxy card without specifying a vote on the Merger) will waive their appraisal rights.

     A holder of Redwood - Colorado Common Stock who desires to pursue the appraisal rights available to such stockholder must: (i) file a written objection to the Merger with Redwood - Colorado pursuant to Section 7-113-202 of the CBCA before the taking of the stockholders' vote on the Merger Agreement, stating the intention of such stockholder to demand payment for shares owned by such stockholder if the Merger is approved and the Merger is consummated; (ii) refrain from voting in favor of the Merger; (iii) make written demand (the "Demand") to Redwood - Delaware, as the surviving corporation in the Merger, for payment for said stockholder's shares on or before the time set within the notice sent by Redwood - Delaware to objecting stockholders (which time must be at least 30 days after the giving of such notice); and (iv) deposit the stockholder's share certificates with Redwood - Delaware. Such written objection and written demand should be delivered to Redwood - Delaware, 11 Sundial Circle, #17, Carefree, Arizona 85377,
Attention: John C. Power, President, and it is recommended that such objection and demand be sent by registered or certified mail, return receipt requested.

     The Merger Agreement is subject to the condition that no holders of the outstanding shares of Redwood - Colorado Common Stock shall have filed written objections to the Merger pursuant to Section 7-113-202 of the CBCA (such shares held by a holder who has exercised appraisal rights in accordance with the CBCA, the "Dissenting Shares"). If any holders of the outstanding shares have filed such objections, the parties shall have the right to (i) waive this condition and close, or (ii) terminate the Merger Agreement.

     A stockholder who files the required written objection with Redwood - Colorado prior to the stockholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such stockholder's statutory appraisal rights. If a stockholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted in favor of the Merger, and the stockholder will be deemed to have waived his or her appraisal rights. In addition, a vote against the Merger does not, alone, constitute a written objection.

     The value of the Redwood - Colorado Common Stock will be determined initially by Redwood - Delaware as the surviving corporation and the dissenting stockholder. Upon the later of the effective date of the Merger and the date upon which Redwood - Delaware receives a valid Demand, Redwood - Delaware shall pay a dissenting stockholder who complies with the above the fair value of the stockholder's shares, plus accrued interest, if any. Such payment shall be accompanied by (i) Redwood - Delaware's balance sheet as of the end of its most recent fiscal year, (ii) a statement of Redwood - Delaware's estimate of the fair value of the shares, (iii) an explanation of how interest was calculated, (iv) a statement of the dissenter's right to demand greater payment if the dissenter believes that Redwood - Delaware's payment does not accurately reflect the fair value of the shares, and (v) a copy of Article 7 of the CBCA. If the dissenter believes that Redwood - Delaware's payment does not accurately reflect the fair value of the shares, or if Redwood - Delaware fails to make its payment within 60 days of receipt of the Demand, the dissenter may give written notice to Redwood - Delaware of the dissenter's estimate of the fair value of the shares and the interest thereon, and demand payment of such amount, less any amount previously received from Redwood - Delaware on account of the shares. The dissenter shall waive any right to propose a fair value for the shares if written notice is not given to Redwood - Delaware within 30 days of the dissenter's receipt of payment from Redwood - Delaware.

     If a demand from a dissenter for greater payment than that offered by Redwood - Delaware remains unresolved, Redwood - Delaware may, within 60 days of receiving such demand, commence a judicial proceeding to determine the fair value of the shares. If Redwood - Delaware does not commence a judicial proceeding within 60 days of receiving such demand, it shall pay the amount demanded by the dissenting stockholder. Each dissenting stockholder whose demands remain unresolved shall be made parties to such action. Upon a judicial determination of the fair value of the shares, each dissenter shall be entitled to the amount, if any, by which the value found through the judicial proceeding exceeds the payment made by Redwood - Delaware, plus interest. The court costs of such a proceeding shall be borne by Redwood - Delaware, except to the extent that the court finds that dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment beyond that offered by Redwood - Delaware. The court may also assess counsel fees and expenses upon the respective parties, to the extent that the court finds such assessment fair and equitable.

     The "fair value" of the Redwood - Colorado Common Stock could be more than, the same as or less than the consideration to be received by the Redwood
- Colorado stockholders in the Merger. For appraisal proceeding purposes, value is determined as of the day before the approval of the Merger Agreement by stockholders, excluding any element of value arising from the expectation or accomplishment of the Merger.

     The enforcement by a stockholder of his or her request to receive payment for shares of Redwood - Colorado Common Stock as provided under the applicable statutory provisions shall be an exclusive remedy except that such remedy shall not exclude the right of a stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that said corporate action will be or is illegal or fraudulent as to said stockholder.

     A final judgment by the court or an appraiser appointed by the court determining the fair value of the Redwood - Colorado Common Stock would be binding on and enforceable by Redwood - Colorado stockholders who have perfected their statutory appraisal rights, even if such fair value were determined to be less than the consideration to be received by the Redwood - Colorado stockholders in the Merger. A stockholder who perfects his rights as a dissenting stockholder will not, after the Effective Date, be entitled to notices of meetings, to vote, or to receive dividends.

     Each share of Redwood - Colorado Common Stock held by stockholders who seek to exercise appraisal rights and, after the Effective Time, fail to perfect or lose any such right to appraisal, shall be treated as a share that had been converted as of the Effective Time into the right to receive Redwood -
 Delaware Common Stock as provided in the Merger Agreement.

Comparison of Rights of Holders of Redwood - Colorado Common Stock and Redwood
- Delaware Common Stock

     After consummation of the Merger, the holders of Redwood - Colorado Common Stock who receive Redwood - Delaware Common Stock in the Merger will become stockholders of Redwood - Delaware. As stockholders of Redwood - Colorado, their rights are presently governed by the CBCA and by Redwood - Colorado's Articles of Incorporation (the "Redwood - Colorado Charter") and By-laws. As stockholders of Redwood - Delaware, their rights will be governed by the DGCL and by Redwood - Delaware's Certificate of Incorporation (the "Redwood - Delaware Charter") and By-laws. The following discussion summarizes the material differences between the rights of holders of Redwood - Delaware capital stock and holders of Redwood - Colorado capital stock and differences between the Redwood - Delaware Charter and Redwood - Delaware By-laws and the Redwood - Colorado Charter and Redwood - Colorado By-laws. This summary does not purport to be complete and is qualified in its entirety by reference to the Redwood - Delaware Charter and By-laws, the Redwood - Colorado Charter and By-laws and the relevant provisions of the DGCL and the CBCA.

     SPECIAL MEETING OF STOCKHOLDERS. The DGCL provides that special meetings of stockholders may be called by the directors or by any other person as may be authorized by the corporation's certificate of incorporation or by-laws. The CBCA provides that special meetings of stockholders of a corporation may be called by the directors or by any other person authorized by the corporation's by-laws or by resolution of the directors. The CBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by stockholders representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The By-laws of Redwood - Colorado provide that special meetings may be called at any time by the President or any two directors of the corporation, or by the holders of at least ten percent of all of the shares entitled to vote at the special meeting.

     INSPECTION RIGHTS. Under the DGCL, stockholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, stockholder list, and other books and records. Under the CBCA, a corporation's stockholders have the right to inspect, during regular business hours, the corporation's articles of incorporation, by-laws, records of all meetings of stockholders, records of actions taken by stockholders without a meeting within the prior three years, all written communications within the prior three years to all stockholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Colorado Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such stockholder wishes to inspect and copy such records. Pursuant to the CBCA, stockholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by stockholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of stockholders, directors, or a committee of directors, accounting records of the corporation and the records of stockholders, provided that the stockholder meets the following conditions:
(i) the demand for such inspection is made in good faith for a proper purpose,
(ii) the stockholder has been a stockholder of the corporation for at least three months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the stockholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

     ACTION BY CONSENT OF STOCKHOLDERS. Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice, and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted consent to the action in writing. Under the CBCA, unless the Articles of Incorporation require that such action be taken at a stockholder meeting, any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing.


     CUMULATIVE VOTING AND ELECTION OF DIRECTORS. Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in elections of directors (i.e., each stockholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected). The CBCA provides that there shall be cumulative voting by stockholders in elections of directors unless the articles of incorporation expressly state otherwise. The Redwood - Colorado and Redwood - Delaware Charters expressly state that there shall be no cumulative voting by stockholders for the election of directors, or for any other purpose.

     In the absence of cumulative voting, the CBCA provides that, unless otherwise provided in the corporation's articles of incorporation or by-laws, the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in their favor, are elected to be directors. The DGCL provides that, in the absence of cumulative voting, directors shall be elected by the majority vote of holders of shares entitled to vote thereon, unless otherwise specified within the corporation's certificate of incorporation. The Redwood - Delaware Charter does not specify a greater requirement for the election of directors.

     DIVIDENDS AND REPURCHASES OF STOCK. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets. Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock if such redemption or repurchase will not impair the capital of the corporation. Under the CBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.

     CLASSIFICATION OF THE BOARD OF DIRECTORS. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes. The CBCA also permits, but does not require, classification of a corporation's board of directors into one, two, or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, the CBCA provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors. The Redwood - Delaware Charter does not provide for multiple classes of directors.

     REMOVAL OF DIRECTORS. Under the DGCL, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Neither the DGCL nor the CBCA permits directors to remove other directors. Under the CBCA, stockholders may remove one or more directors with or without cause by a majority vote of the stockholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The CBCA permits the removal of a director by stockholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

     VACANCIES ON THE BOARD OF DIRECTORS. Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors. The CBCA provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the stockholders. Under the CBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. The CBCA also specifically provides that, unless otherwise provided in the corporation's articles of incorporation, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such stockholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

     EXCULPATION OF DIRECTORS. The DGCL and the CBCA have substantially similar provisions relating to exculpation of directors. Each state's law permits that no director shall be personally liable to Redwood - Delaware and Redwood - Colorado, respectively, or their respective stockholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. The circumstances under which exculpation is prohibited are substantially similar in Delaware and Colorado, except that in the CBCA, a director may not be exculpated from liability for dealings relating to unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit, while in Delaware, a director may not be exculpated from liability arising from transactions relating to unlawful payments of dividends, any unlawful stock purchases or redemptions.

     The Redwood - Delaware Charter also contains certain enumerated circumstances in which exculpation is not permissible. The Redwood - Delaware Charter does not eliminate the liability of directors to the extent that such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. The Redwood - Colorado Charter exculpates directors from all monetary damages for breach of fiduciary duty as a director, except to the extent prohibited by the CBCA.

     INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS. Both Delaware and the CBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. Both Delaware and the CBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Both the DGCL and the CBCA do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Unlike the DGCL, the CBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the by-laws, by action of the board of directors or by contract. The Redwood - Delaware Charter provides for indemnification to the maximum extent legally permissible of its officers and directors. The Redwood - Colorado Charter provides that all directors, officers, employees, and agents of Redwood - Colorado shall be indemnified to the maximum extent permissible under the CBCA. The Redwood - Colorado By-laws provide that officers may be indemnified to a greater extent than directors, if consistent with applicable law and if provided for in a resolution of stockholders or directors or if provided for within a contract.

     INTERESTED DIRECTOR TRANSACTIONS. Both the DGCL and the CBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after disclosure of material facts, be approved by the disinterested directors, a committee of disinterested directors, or the stockholders, or the transaction must be fair as to the corporation. The Redwood - Colorado By-laws closely resemble the Delaware and Colorado statutory provisions.

     SALES, LEASE OR EXCHANGE OF ASSETS AND MERGERS. The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a merger or consolidation of the corporation into any other corporation, although the certificate of incorporation may require a higher stockholder vote. The CBCA provides that the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's stockholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a merger or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of two-thirds of each class of outstanding stock entitled to vote thereon, although the corporation's articles of incorporation or by-laws may require a higher vote.

     AMENDMENTS TO CHARTER. Under the DGCL, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. Under the CBCA, charter amendments other than ministerial amendments, which may be authorized by the directors without stockholder action, require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the articles of incorporation or by-laws require a different proportion.

     AMENDMENTS TO BYLAWS. The DGCL provides that stockholders may amend the by-laws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal by-laws lies in stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. The Redwood - Delaware Charter gives the board of directors the power to make, alter, amend or repeal by-laws. Under the CBCA, stockholders may amend the by-laws. Unless otherwise specified in the corporation's articles of incorporation, directors are also permitted to amend the by-laws, other than by-laws establishing greater quorums or voting requirements for stockholders or directors, unless the by-laws prohibit the directors from doing so. Directors may not amend the by-laws to change the quorum or voting requirements for stockholders, and directors may amend the by-laws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

     APPRAISAL RIGHTS. Dissenting stockholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the CBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation. The Redwood - Delaware Charter does not grant such rights.

     Under the CBCA, a properly dissenting stockholder is entitled to receive the appraised value of the shares owned by the stockholder when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, or (iii) to conduct a reverse split of the corporation's stock which would result in a reduction of the number of shares owned by the stockholder to a fraction of a share, if such fraction of a share is to be acquired for cash. A right to dissent and receive the appraised value of a stockholder's shares may also be granted within the by-laws of the corporation or by a resolution of the directors.

     Both Delaware and the CBCA provide that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or
(b) held of record by more than 2,000 stockholders. The above limitations do not apply if the stockholders are required by the terms of the merger to accept anything other than: (i) shares of stock of the surviving corporation;
(ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

     BUSINESS COMBINATION STATUTE. The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an "interested stockholder"), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested stockholder, or if the interested stockholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder. There is no similar provision limiting business combinations with interested stockholders in the CBCA, but the CBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any merger or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

     STOCKHOLDER PREEMPTIVE RIGHTS. Unlike Colorado, the DGCL does not specifically authorize the granting to stockholders of a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. The CBCA provides that, except to the extent the articles of incorporation limit or deny preemptive rights, shareholders have a preemptive right to acquire unissued shares or securities convertible into such shares, except that preemptive rights do not exist (i) to acquire any shares issued to directors, officers, or employees pursuant to approval by the affirmative vote of the holders of a majority of the shares entitled to vote thereon or when authorized by and not inconsistent with a plan theretofore approved by such a vote of the stockholders; or (ii) to acquire any shares sold otherwise than for cash. The Redwood - Colorado and Redwood - Delaware Charters provide that, unless otherwise determined by the directors or agreed to in writing by the corporation, there shall be no preemptive rights for stock.

     CONSIDERATION OF SOCIETAL FACTORS. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than stockholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to stockholders as well. The Delaware Supreme Court has held, however, the concern for non-stockholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. The Redwood - Delaware Charter and Redwood - Delaware By-laws do not directly discuss consideration of societal factors.

 Approval of this Proposal No. 3 requires the affirmative vote of the holders of two-thirds of voting securities.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                 A CHANGE OF THE FUND'S STATE OF INCORPORATION
                           FROM COLORADO TO DELAWARE


                                 OTHER MATTERS

     The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

     Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.


                               REDWOOD MICROCAP FUND, INC.


                               ----------------------------------
                               R. Stanley Pittman, Secretary


               Shareholder Proposals For The 2001 Annual Meeting

          If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Fund with respect to the 2001 Annual Meeting of Shareholders, the proposal must be presented to the Fund's management prior to _____________, 2000, along with proof of common stock ownership in the Fund.

                          REDWOOD MICROCAP FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ________________, 2000


The Annual Meeting of Shareholders of Redwood MicroCap Fund, Inc. ("the Fund" or the "Company") will be held at 11 Sundial Circle, #17, Carefree, Arizona 85377 on ________________, 2000 at 10:00 o'clock a.m. Mountain Standard Time
for the purpose of considering and voting upon the following:

     1. To elect three (3) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

     2. To ratify and approve the selection by the Board of Directors of the firm of Stockman, Kast, Ryan & Scruggs, a Professional Corporation, as the independent certified public accountant for the Fund for the fiscal years ending December 31, 1998, 1999, 2000 and 2001.

     3. To ratify and approve the proposal of the Board of Directors to change the Fund's State of Incorporation from Colorado to Delaware.

     4. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on __________, 2000 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended March 31, 2000, has previously been mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.

                                 REDWOOD MICROCAP FUND, INC.


                                 --------------------------------
                                 R. Stanley Pittman, Secretary

                        REDWOOD MICROCAP FUND, INC.

                 PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints John C. Power or R. Stanley Pittman ____________________________(SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Redwood MicroCap Fund, Inc (the "Fund") to be held at the principal offices of the Fund, 11 Sundial Circle, #17, Carefree, Arizona 85377, on _______________, 2000 at 10:00
o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Fund standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

          (1)  FOR                 WITHHOLD AUTHORITY
                   ------------                        -----------

               To elect all of the nominees listed below:

            John C. Power, Joseph O. Smith and J. Andrew Moorer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

              -----------------------------------------------

          (2)  FOR                AGAINST                 ABSTAIN
                   -----------           -----------              ---------

               The approval of the selection by the Board of Directors of the firm of Stockman Kast Ryan & Scruggs, a Professional Corporation, as independent accountants for the Fund for the fiscal years ending March 31, 1998, 1999, 2000 and 2001.

          (3)  FOR                AGAINST                 ABSTAIN
                   -----------           -------------            ---------

               The proposal and recommendation of the Board of Directors to change the Fund's State of Incorporation from Colorado to Delaware.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND
ITEM 3 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

 (PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                              Date                                   , 2000
                                  ------------------------------------


                              -------------------------------------------
                              Name (please type or print)


                              -------------------------------------------
                              Signature


                              -------------------------------------------
                              Signature, if held jointly

                              Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.